Exhibit 10.13e

FOURTH AMENDMENT TO OFFICE LEASE

THIS FOURTH AMENDMENT TO OFFICE LEASE (this “Amendment”) is made as of October 15, 2015, but effective as of October 1, 2015 (the “Effective Date”) by and between WEXFORD 4320 FOREST PARK, LLC, a Delaware limited liability company (“Landlord”), and STEREOTAXIS, INC., a Delaware corporation (“Tenant”). Each of Landlord and Tenant is sometimes referred to herein as a “Party” and together as the “Parties.”

RECITALS

A. Pursuant to that certain Office Lease dated as of November 15, 2004 by and between Tenant and CORTEX West Development I, LLC, a Missouri limited liability company (“Original Landlord”), as amended by a First Amendment to Office Lease dated as of November 30, 2007, as further amended by that certain Second Amendment to Office Lease dated as of May 1, 2013, as further amended by that certain Third Amendment to Office Lease dated as of August 14, 2013, and as assigned by Original Landlord to Landlord pursuant to an Assignment and Assumption of Leases dated as of September 10, 2012 (as amended and assigned to date, the “Lease”), Tenant leases from Landlord certain space on the first, second and third floors of the west wing of the building located at 4320 Forest Park Boulevard, St. Louis, Missouri (the “Building”).

B. Landlord and Tenant desire to modify the Lease so as to permit the leasehold improvement allowance for the Third Floor Premises One and the Third Floor Premises Two to be applied to the improvements contemplated in connection with the execution of the Sublease Agreement between Tenant, as Sublandlord, and Bard, Rao + Athanas Consulting Engineers, LLC, a Delaware limited liability company, as Subtenant (“Subtenant”) dated as of even date herewith whereby Tenant will sublease approximately 3,152 rentable square feet of the Premises (the “BR+A Premises”) to Subtenant.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Recitals; Defined Terms. The foregoing recitals are hereby incorporated into and made a part of this Amendment. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

2. Tenant Improvement Allowance.

(a) As of the date hereof, Landlord and Tenant agree that $171,390.11 of the leasehold improvement allowance for the Third Floor Premises One and the Third Floor Premises Two provided for under the Lease remains (the “Remaining Allowance”).

(b) Notwithstanding any terms in the Lease to the contrary, Tenant and Landlord agree that the Remaining Allowance shall be available to Tenant for (i) improvements to the BR+A Premises and other improvements shown on the plans attached hereto as Exhibit A and incorporated herein by reference (the “BR+A Improvements”); and (ii) related soft costs associated with such improvements (i.e. architectural and design fees). Landlord hereby grants its consent to and approval of the BR+A Improvements as shown on Exhibit A provided that the forgoing consent shall not relieve the Tenant of its obligations under Article 11 of the Lease.

3. Miscellaneous. The Lease, as amended hereby, remains in full force and effect and is hereby ratified and affirmed by the parties hereto. Any references to the “Lease” shall be deemed to refer to the Lease as modified by this Amendment. In the event of any conflict between the Lease and this Amendment, on the one hand, and this Amendment on the other hand, the terms of this Amendment shall govern. Tenant, by its execution hereof, hereby warrants and represents that Landlord is not in default under the Lease and that Tenant, to its current actual knowledge without independent inquiry or investigation, has no defense or rights of setoff or other claims against the Landlord under the Lease as of the date of this Amendment. This Amendment shall be binding on and inure to the benefit of Landlord and Tenant and their respective successors and assigns. This Amendment may be signed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute a single document. This Amendment may be executed by facsimile or PDF which shall be deemed to have the same force and effect as original signatures. This Amendment shall be governed by and enforced in accordance with the internal laws of the State of Missouri. The invalidity or unenforceability of any provision of this Amendment shall not affect or impair any other provision hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Office Lease as of the date and year first above written.

LANDLORD:

WEXFORD 4320 FOREST PARK, LLC, a Delaware limited liability company

By:

	Name:	S. Nelson Weeks
	Title:	Sr. Vice President

TENANT:

STEREOTAXIS, INC., a Delaware corporation

By:

	Name:	Martin C. Stammer
	Title:	CFO

Fourth Amendment to Office Lease – Signature Page

Exhibit A

PLAN LEGEND

PLAN NOTES

ENLARGED SECOND FLOOR PLAN

ENLARGED FIRST FLOOR PLAN

FORUM

STEREOTAXIS SUBLEASE

4320 FOREST PARK PARKWAY ST. LOUIS, MO 63108

A02-00

STEREOTAXIS

CODE INFORMATION

SECOND FLOOR - LIFE SAFETY PLAN

FIRST FLOOR - LIFE SAFETY PLAN

FORUM

STEREOTAXIS SUBLEASE

4320 FOREST PARK PARKWAY ST. LOUIS, MO 63108

A00-01